                                                                 EXHIBIT 10.2

              AMENDMENT NO. 1 TO INTERNET SERVICE RESALE AGREEMENT

         This AMENDMENT NO. 1 (the "Amendment") to the INTERNET SERVICE RESALE AGREEMENT is entered into as of the 13th day of June, 2001 (the "Effective Date"), by and among SBC Communications Inc., SBC Internet Communications, Inc., Prodigy Communications Corporation and Prodigy Communications Limited Partnership. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Internet Service Resale Agreement.

         Whereas, the Parties have entered into an Internet Service Resale Agreement dated as of January 1, 2001 (the "Resale Agreement");

         Whereas, the Parties each desire to enter into this Amendment for the purpose of amending the Resale Agreement;

         Whereas, Section 11.6 of the Resale Agreement permits the Parties to vary, amend or extend the Resale Agreement by written agreement executed and delivered by duly authorized officers or representatives of the respective Parties; and

         Whereas, the Parties each desire that, except to the extent amended by this Amendment, all terms of the Resale Agreement shall remain in full force and effect without amendment, change or modification.

         NOW, THEREFORE, in consideration of the mutual agreements of the Parties contained herein and in the Resale Agreement, the Parties hereto agree as follows:

         1.   DEFINITIONS:

         The following definitions contained in Article I, Definitions are amended to provide as follows:

                  "BROADBAND" or "BROADBAND ACCESS" means the capability for Internet connectivity, whether or not the subscriber uses such capability, between an Internet subscriber's location and up to and including the backbone and any GSP through DSL access or other forms of high speed access with one or more speeds at least one of which is at least 144 kilobits per second downstream, including connectivity by means of coaxial cable, wireless and satellite transmissions.

                                 * * *

                  "SBC SUBSCRIBER" means any Subscriber of a Retail ISP Service that utilizes the Resold Prodigy Service who acquires such Retail ISP Service from SBC, its Affiliates or any of their respective distributors, and, without limitation, shall specifically include (i) any Subscriber for which a zero dollar value bill is recorded by SBC or any of its Affiliates in its billing system and (ii) all employee and compensation accounts for such Retail ISP Service as well as other accounts for such Retail ISP Service that SBC or its Affiliates may be providing at no charge or a discounted charge. Should SBC or any of its Affiliates change the timing of its billing of SBC Subscribers from the manner in which SBC Subscribers are billed as of May 30, 2001, SBC or its Affiliates shall provide Prodigy with at least sixty (60) days advance written notice.

                                  * * *

                  "SUBSCRIBER" means, with respect to any Retail ISP Service, a subscriber that has been billed for such Retail ISP Service, including a subscriber whose billing has been waived or discounted due to a special offer or promotion in which customer billing is suspended or discounted.

         2.   SECTION 3.4(b):

         Section 3.4(b) of the Resale Agreement shall be deleted and the following text shall be inserted in lieu thereof:

                  (b) Following the Closing Date, SBC Sub shall retain a direct relationship (contractual, customer care, help desk support, billing, collection and payment, etc.) with each Subscriber of SBC's Retail ISP Services (E.G. Pacific Bell Internet, SW Bell Internet, Nevada Bell Internet, SNET Internet, and Ameritech.net) as of the Closing Date ("LEGACY SUBSCRIBERS"), and SBC or its Affiliates shall resell the Resold Prodigy Service to all such Legacy Subscribers. Following the Closing Date, SBC Sub will retain responsibility for its Legacy Subscribers for billing, including bad debt risk and contractual relationships; provided, however, following the Effective Date Prodigy or Operating Partnership shall manage SBC's non-Business Customer Narrowband Access Legacy Subscribers in accordance with the migration plan (the "MIGRATION PLAN") summarized in Exhibit 3.4(c) hereto. Notwithstanding anything to the contrary herein, SBC may subcontract the provision of the services for which it is responsible (e.g., customer care, help desk support, billing and payment, etc.) to Prodigy, Operating Partnership or any Third Party.

         3.   SECTION 3.4(c):

         Section 3.4(c) of the Resale Agreement shall be deleted and the following text shall be inserted in lieu thereof:

                  (c) Following the Effective Date, SBC, its Affiliates and their respective distributors shall purchase the Resold Prodigy Service from Operating Partnership and resell it to SBC Subscribers and Legacy Subscribers.

                           (i) BROADBAND ACCESS. Operating Partnership will set
                  the wholesale price for the Resold Prodigy Service that is resold to Broadband Access SBC Subscribers and Broadband Access Legacy Subscribers equal to the Base Wholesale Price reflected in the following chart for the corresponding period (the "BASE WHOLESALE PRICE"); PROVIDED, HOWEVER, the Base Wholesale Price will remain at $5.00 per month per Subscriber until the later of: (x) December 31, 2003 (the "TARGET DATE") or (y) the month in which the number of Broadband Access SBC Subscribers and Broadband Access Legacy Subscribers (collectively, the "SBC BROADBAND ACCESS SUBSCRIBERS") first equals or exceeds 3.5 million, PROVIDED THAT, if the number of SBC Broadband Access Subscribers did not equal or exceed 3.5 million on or before the Target Date, then the Base Wholesale Price shall remain at $5.00 per month until the month in which the number of SBC Broadband Access Subscribers first equals or exceeds 3.0 million but is less than 3.5 million, after which the Base Wholesale Price shall be $4.50 until the month within which the number of SBC Broadband Access Subscribers first equals or exceeds 3.5 million, after which the Base Wholesale Price shall be $4.00; PROVIDED FURTHER, HOWEVER, if the number of SBC Broadband Access Subscribers equals or exceeds 3.0 million in any month prior to the Target Date then the Base Wholesale Price shall be $4.50 per month beginning on January 1, 2004 until such time that the number of SBC Broadband Access Subscribers is equal to or exceeds 3.5 million.

                           (A) With respect to each SBC Broadband Access Subscriber, the Base Wholesale Price shall initially be paid for any month after the Effective

                                    Date, whether or not such SBC Broadband
                                    Access Subscriber is actually receiving
                                    all or any portion of the Resold Prodigy
                                    Service.

                           (B) SBC or its Affiliate shall continue to pay to Operating Partnership the Base Wholesale Price for each SBC Broadband Access Subscriber in respect of which it purchases from Operating Partnership the Resold Prodigy Service pursuant to Section 3.4(c)(i)(A) on behalf of such SBC Broadband Access Subscriber.

                           (C)      The number of SBC Broadband Access
                                    Subscribers for which the Base Wholesale
                                    Price shall be paid by SBC to Operating
                                    Partnership for a particular month shall be determined as follows:

                                    (1)     For each of the months beginning in
                                            calendar year 2001, the number of
                                            SBC Broadband Access Subscribers for
                                            which the Base Wholesale Price shall
                                            be paid shall be equal to the number
                                            of SBC Broadband Access Subscribers
                                            as of the last day of each such
                                            month; PROVIDED THAT, SBC shall make
                                            a `true up' payment to Operating
                                            Partnership for the amount of the
                                            payment(s) that would be due
                                            hereunder for the months of January,
                                            February, March and April, 2001 to
                                            the extent the actual amount paid by
                                            SBC to Operating Partnership for
                                            such months was less than the amount
                                            required to be paid pursuant to this
                                            paragraph.

                                    (2)     For each month beginning with
                                            January, 2002 through the
                                            termination of this Agreement, the
                                            number of SBC Broadband Access
                                            Subscribers for which the Base
                                            Wholesale Price shall be paid shall
                                            be equal to the average of the
                                            number of SBC Broadband Access
                                            Subscribers as of the end of the
                                            month for which the calculation is
                                            being made and the number of SBC
                                            Broadband Access Subscribers as of
                                            the end of the immediately preceding
                                            month.

                           (ii) NARROWBAND ACCESS. In each calendar month,
                  Operating Partnership will set the wholesale price for the Resold Prodigy Service that is resold to Narrowband Access Business Customers who are SBC Subscribers and Narrowband Access Business Customers who are Legacy Subscribers (collectively, the "SBC BUSINESS NARROWBAND ACCESS SUBSCRIBERS") equal to the Business Customer Narrowband Wholesale Price reflected in the following chart for the corresponding period (the "BUSINESS CUSTOMER NARROWBAND WHOLESALE PRICE"); PROVIDED, HOWEVER, (i) the Business Customer Narrowband Wholesale Price shall be applicable only with respect to up to 100,000 such SBC Business Narrowband Access Subscribers, and the Base Wholesale Price shall apply to such SBC Business Narrowband Access Subscribers that are in excess of 100,000.

                           (A) With respect to each SBC Business Narrowband Access Subscriber, the Base Wholesale Price or the Business Customer Narrowband Wholesale Price, as applicable, shall initially be paid for any month after the Effective Date, whether or not such SBC Business Narrowband Access Subscriber is actually receiving all or any portion of the Resold Prodigy Service.

                           (B) SBC or its Affiliate shall continue to pay to Operating Partnership the Base Wholesale Price or the Business Customer Narrowband Wholesale

                                    Price, as applicable, for each SBC
                                    Business Narrowband Access in respect of which SBC, its Affiliates and their distributors purchases from Operating Partnership the Resold Prodigy Service pursuant to this Section 3.4(c)(ii)(A) on behalf of such SBC Narrowband Access Subscriber.

                           (C) The number of SBC Business Narrowband Access Subscribers for which the Base Wholesale Price or the Business Customer Narrowband Wholesale Price, as applicable, shall be paid by SBC to Operating Partnership for a particular month shall be determined as follows:

                                    (1)     For each of the months beginning in
                                            calendar year 2001, the number of
                                            SBC Business Narrowband Access
                                            Subscribers for which the Base
                                            Wholesale Price or the Business
                                            Customer Narrowband Wholesale Price,
                                            as applicable, shall be paid shall
                                            be equal to the number of SBC
                                            Business Narrowband Access
                                            Subscribers as of the last day of
                                            each such month; PROVIDED THAT, SBC
                                            shall make a `true up' payment to
                                            Operating Partnership for the amount
                                            of the payment(s) that would be due
                                            hereunder for the months of January,
                                            February, March and April, 2001 to
                                            the extent the actual amount paid by
                                            SBC to Operating Partnership for
                                            such months was less than the amount
                                            required to be paid pursuant to this
                                            paragraph.

                                    (2)     For each month beginning with
                                            January, 2002 through the
                                            termination of this Agreement, the
                                            number of SBC Business Narrowband
                                            Access Subscribers for which the
                                            Base Wholesale Price or the Business
                                            Customer Narrowband Wholesale Price,
                                            as applicable, shall be paid shall
                                            be equal to the average of the
                                            number of SBC Business Narrowband
                                            Access Subscribers as of the
                                            beginning of the applicable month
                                            and the number of SBC Business
                                            Narrowband Access Subscribers as of
                                            the end of such month.


            Period                             Base Wholesale Price               Business Customer
                                                                               Narrowband Wholesale Price
----------------------------------------------------------------------------------------------------------
January 1, 2001 to December 31, 2001                   $5.00                             $9.00
January 1, 2002 to December 31, 2002                   $5.00                             $9.00
January 1, 2003 to December 31, 2003                   $5.00                             $9.00
January 1, 2004 to December 31, 2004                   $4.00                             $4.00
January 1, 2005 to December 31, 2005                   $4.00                             $4.00
January 1, 2006 to December 31, 2006                   $4.00                             $4.00
January 1, 2007 to December 31, 2007                   $4.00                             $4.00
January 1, 2008 to December 31, 2008                   $4.00                             $4.00
January 1, 2009 to December 31, 2009                   $4.00                             $4.00


         4.   SECTION 3.4(e):

         Section 3.4(e) of the Resale Agreement shall be deleted and the following text shall be inserted in lieu thereof:

                  (e) With respect to SBC Broadband Access Subscribers or SBC Business Narrowband Access Subscribers acquired by SBC, its Affiliates or their respective distributors from the Closing Date to the Effective Date, payments due to SBC or its Affiliates from Prodigy or Operating Partnership for SBC's acquisition of such SBC Broadband Access Subscribers and SBC Business Narrowband Access Subscribers under the terms of the Strategic and Marketing Agreement shall be waived by SBC and its Affiliates, and such SBC Broadband Access Subscribers and SBC Business Narrowband Access Subscribers shall not be transferred to Prodigy or Operating Partnership, but shall be retained by SBC or its designated Affiliate. Such Subscribers shall be considered SBC Subscribers, and, as of the Effective Date, they shall receive the Resold Prodigy Service purchased by SBC or its Affiliates from Prodigy or Operating Partnership at the Wholesale Price on the same terms and conditions that SBC Subscribers are provided the Resold Prodigy Service.

           (THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed in its name and on its behalf, all as of the date first written above.

                                       SBC COMMUNICATIONS INC.


                                       By:      /s  Stan Sigman
                                           -------------------------------
                                           Name: Stan Sigman
                                           Title: COO


                                       SBC INTERNET COMMUNICATIONS, INC.


                                       By:      /s  Thomas Giltner
                                           -------------------------------
                                           Name:  Thomas Giltner
                                           Title: Vice President and Secretary


                                       PRODIGY COMMUNICATIONS CORPORATION


                                       By:      /s  Paul Roth
                                           -------------------------------
                                           Name:  Paul Roth
                                           Title:  CEO and President


                                       PRODIGY COMMUNICATIONS LIMITED
                                       PARTNERSHIP

                                       By:  Prodigy Communications Corporation,
                                            as general partner of Prodigy
                                            Communications Limited Partnership


                                       By:      /s  Paul Roth
                                           -------------------------------
                                           Name:  Paul Roth
                                           Title:  CEO and President